SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                November 19, 2001


                         NAVISTAR FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    1-4146-1
                            (Commission File Number)

                                   36-2472404
                      (I.R.S. Employer Identification No.)

                         Navistar Financial Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable


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Item 5.  Other Matters

     On October 25, 2001, the Corporation entered into an agreement to sell all of the stock of its wholly owned insurance subsidiary, Harco National Insurance Company, to IAT Reinsurance Syndicate Ltd., a Bermuda reinsurance company. The sale is contingent upon regulatory approvals, including state insurance commission approval and compliance with the waiting period under the Hart-Scot-Rodino Antitrust Improvements Act.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  NAVISTAR FINANCIAL CORPORATION
                                                          (Registrant)


Dated: November 19, 2001
                                               /s/R. D. Markle
                                                  R. D. Markle
                                                  Vice President and Controller
                                                  (Principal Accounting Officer)